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                                                                10.2

                       SUCCESSOR RIGHTS AGENT AGREEMENT

                                   BETWEEN

                                 AUGAT, INC.

                                     AND

                      THE FIRST NATIONAL BANK OF BOSTON

        Reference is hereby made to the Rights Agreement ("The Rights Agreement") dated between Augat, Inc. ("The Company") and The Chase Manhattan Bank, N.A. ("The Agent"). Pursuant to the Rights Agreement, on September 12, 1994 the Company gave notice to the Rights Agent terminating its appointment as Rights Agent effective November 1, 1994 ("The Termination Date").

        The Company hereby appoints The First National Bank of Boston ("Bank of Boston") as successor Rights Agent, and Bank of Boston hereby accepts the appointment, effective on the termination date. Bank of Boston, by accepting this appointment, hereby represents that it is a corporation organized and doing business under the laws of the United States, in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority.

A.      NON-ASSIGNABILITY

        This Agreement, and the duties, obligations and services to be provided herein, may not be assigned or otherwise transferred without the prior written consent of the Company.

B       CONTRACT ACCEPTANCE

        In witness whereof, the parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly agreed and authorized, as of the effective date of this Agreement.


THE FIRST NATIONAL BANK OF BOSTON               AUGAT, INC.

By: /s/ Nancy Mardela                           By: /s/ Lynda M. Avallone
   ------------------------------               ---------------------------
Title: Vice President                           Title: Treasurer
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Date: 9-21-94                                   Date: 9-21-94
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